39234-P1 10/25

SUPPLEMENT DATED OCTOBER 15, 2025

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (SAI)

OF PUTNAM MORTGAGE OPPORTUNITIES FUND (THE “FUND”)

The following changes are made to Fund’s Prospectus and SAI:

1)	The following replaces the fifth paragraph of the section titled “The fund’s investment manager” in the Fund’s Prospectus:

The fund pays a monthly management fee to the Investment Manager. The fee is calculated by applying a rate to the fund’s “Average Net Assets,” which means the average of all of the determinations of the fund’s net asset value at the close of business on each business day during the month.

2)	The following replaces the first paragraph of the section titled “CHARGES AND EXPENSES-Management fees” in the Fund’s SAI:

Franklin Advisers, Inc. (the “Investment Manager”) serves as the Fund’s investment manager. Under the Fund’s management agreement with the Investment Manager (the “Management Contract”), the Fund pays a monthly fee to the Investment Manager. The fee is calculated by applying a rate to the Fund’s “Average Net Assets,” which means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during the month, as set forth below:

0.550% of the first $500 million of Average Net Assets;

0.500% of the next $500 million of Average Net Assets;

0.450% of any excess thereafter.

Shareholders should retain this Supplement for future reference.